UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2014

 ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   386-736-4890

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Pursuant to Regulation FD, ARC Group Worldwide, Inc. (“ARC”) hereby furnishes slides that ARC will present to analysts and investors on or after August 11, 2014. The slides are attached hereto as Exhibit 99.1. These slides will be available on ARC’s website at www.arcgroupworldwide.com/resources/ARCW-Investor-Presentation.pdf.

The information furnished by ARC pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Corporate Presentation Slides, dated August 11, 2014

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Forward-Looking Statements

Various statements made in the slides furnished as Exhibit 99.1 to this Form 8-K, are "forward-looking statements" under the securities laws. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "project," "target," "goal," "likely," "will," "would," and "could," or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in the Company's forward-looking statements include, among others, factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of ARC’s annual report on Form 10-K for the fiscal year ended June 30, 2013 and quarterly reports on Forms 10-Q for the quarters ended September 30, 2013, December 29, 2013, March 30, 2014, which are on file with the SEC and available on the SEC's website at www.sec.gov. In addition to the risks described above and in ARC’s annual report on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other filings with the SEC, contain other unknown or unpredictable factors also could affect ARC’s results. There can be no assurance that the actual results or developments anticipated by ARC will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, ARC. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to ARC or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. ARC cautions investors not to rely too heavily on the forward-looking statements ARC makes or that are made on its behalf. The information in the slides attached as Exhibit 99.1 to this Form 8-K will be provided only as of the date on which such slides are presented, and the Company undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements contained in such slides from and after the date of such presentation whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.

Date: August 11, 2014	By:	/s/ Jason T. Young
Name: Jason T. Young
Title: President and Chief Executive Officer

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